POWER OF ATTORNEY
The undersigned hereby authorizes and designates Brian
W. Copple, Robert J. Colletti, and John A. Adams, each acting singly, as my agent and attorney-in-fact, with full power of substitution, to:

	1.	obtain, change and otherwise administer EDGAR access codes for me for use in connection with filings made on my behalf with the SEC pursuant to
Section 16 of the Securities Exchange Act of 1934 and the SEC's rules thereunder;
2.	prepare and sign on my behalf any Form 3, Form 4 or Form 5
report regarding transactions in securities of Eclipsys Corporation under
Section 16 of the Securities Exchange Act of 1934 and the SEC's rules thereunder, and file the same with the Securities and Exchange Commission and each stock exchange or market on which Eclipsys Corporation's stock is listed or quoted; and
	3.	prepare and sign on my behalf any Form 144
Notice under the Securities Act of 1933 and file same with the Securities and Exchange Commission.
The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Act of 1934, as amended.
This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact, and will not be affected by the undersigned's subsequent disability or incompetence.
Dated:	October
24, 2005	/s/ R. Andrew Eckert
						   R. Andrew Eckert